UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2021

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

ADDITIONAL INFORMATION

THE PROPOSED BUSINESS COMBINATION WILL BE SUBMITTED TO SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION (“ALBERTON”) AND SOLARMAX TECHNOLOGY, INC. (“SOLARMAX”) FOR THEIR CONSIDERATION AT SPECIAL MEETINGS OF THEIR RESPECTIVE SHAREHOLDERS. ALBERTON HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT/PROSPECTUS IN FORM S-4 (FILE NO. 333-251825) AND INTENDS TO FILE FURTHER PRELIMINARYAND DEFINITIVE PROXY STATEMENTS/PROSPECTUS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS. ALBERTON AND SOLARMAX WILL MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS TO THEIR RESPECTIVE SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS OF ALBERTON AND SOLARMAX AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT ALBERTON, SOLARMAX AND THE PROPOSED BUSINESS COMBINATION, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV). COPIES OF THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO ALBERTON AT ROOM 1001, 10/F, CAPITAL CENTER, 151 GLOUCESTER ROAD, WANCHAI, HONG KONG.

PARTICIPANTS IN THE SOLICITATION

ALBERTON, SOLARMAX AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ALBERTON’S AND SOLARMAX’ SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING ALBERTON’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, FILED WITH THE SEC ON APRIL 6, 2021, AS AMENDED BY A FORM 10-K/A ON JUNE 22, 2021. A LIST OF THE NAMES OF SOLARMAX’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS ARE CONTAINED IN ALBERTON’S PROXY STATEMENT ON FORM S-4 (FILE NO. 333-251825) RELATING TO THE TRANSACTION WITH SOLARMAX WHICH HAS NOT BEEN DELCARED EFFECTIVE WITH THE SEC AND CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT/PROSPECTUS OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF ALBERTON OR SOLARMAX, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION. NO REGISTERED OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ALBERTON’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE RISK FACTORS DISCLOSED IN AMENDMENT NO. 1 TO ALBERTON’S REGISTRATION STATEMENT ON FORM S-4 UNDER THE CAPTIONS “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS,” “ALBERTON MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDIIONS AND RESULT OF OPERATIONS” AND “SOLARMAX MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITOIN AND RESULTS OF OPERATIONS,’ AND THE RISK THAT, SINCE THE REGISTRATION STATEMENT ON S-4 HAS NOT BEEN DECLARED EFFECTIVE, THE FINAL PROXY STATEMENT/PROSPECTUS MAY INCLUDE SIGNIFICATN ADDITIONAL RISKS. SPECIFIC RISKS INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER, NASDAQ AND OTHER APPROVALS, THE FUNDS AVAILABLE TO THE SURVIVING CORPORATION AFTER THE MERGER FROM THE TRUST ACCOUNT, AFTER TAKING INTO ACCOUNT ANY REDEMPTIONS BY PUBLIC STOCKHOLDERS, AND FROM ANY PRIVATE FINANCINGS; THE PERFORMANCES OF ALBERTON AND SOLARMAX, AND THE ABILITY OF ALBERTON OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF SOLARMAX’ CUSTOMERS, LENDERS, SUPPLIERS AND OTHERS WITH WHICH SOLARMAX CONDUCTS BUSINESS, SERVICE PROVIDERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; SOLARMAX’ ABILITY TO OPERATE PROFITABLY, SOLARMAX’ ABILITY TO EXPAND ITS CUSTOMER BASE IN CHINA, THE EFFECT OF THE COVID-19 PANDEMIC AND THE ACTIONS TAKEN BY GOVERNMENTS TO ADDRESS THE PANDEMIC; THE EFFECTS OF ANY CURRENT OR NEW GOVERNMENT REGULATIONS IN THE UNITED STATES AND CHINA THAT RELATE TO SOLAR ENERGY AND AFFECT THE MARKET FOR SOLAR ENERGY; THE EFFECT OF TRADE RELATIONS BETWEEN THE UNITED STATES AND CHINA; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN ALBERTON’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ALBERTON AND SOLARMAX, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO ALBERTON, SOLARMAX, SOLARMAX’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE AND THOSE SET FORTH IN THE PROXY STATEMENT WHEN FILED WITH THE SEC AND DISTRIBUTED TO THE SHAREHOLDERS OF ALBERTON AND SOLARMAX, INCLUDING THE SECTIONS “CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS,” “RISK FACTORS,” “ALBERTON MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPTIONS,” AND “SOLARMAX MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ALBERTON NOR SOLARMAX UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Merger Agreement

On August 11, 2021, Alberton Acquisition Corporation, a British Virgin Islands corporation (“Alberton”), Alberton, Alberton Merger Subsidiary Inc., a Nevada corporation and a wholly-owned subsidiary of Alberton (“Merger Sub”), and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”) entered into a third amendment (the “Third Amendment”), to the agreement and plan of merger, dated as of October 27, 2020 (as amended, the “Merger Agreement”).

Pursuant to the Third Amendment:

●	The number of Alberton ordinary shares to be issued to the SolarMax shareholders was changed to provide that the number of shares is determined by dividing $300,000,000 by $10.50 rather than by the Redemption Price.

●	SolarMax, which had already made Extension Loans totaling $697,453.32, agreed to make up to three additional Extension Loans each in the amount of $76,704.66, for a total of a maximum of $927,567.30, as compared with a maximum of $360,000 in the initial Merger Agreement, and SolarMax agreed to the cancelation of all of the Extension Loans at the Closing. The Extension Loans are loans made by SolarMax to Alberton to provide Alberton with funds to make payments required to be made by Alberton to the trust which were required in connection with each extension of the last day on which SolarMax must complete a business combination.

●	The requirement that Alberton satisfies its obligation with respect to the deferred underwriting compensation of $4,030,797 due to Chardan Capital Markets, LLC, the underwriter of Alberton’s initial public offering, through the delivery of Sponsor Shares was eliminated, and the deferred underwriting compensation is to be paid in cash.

●	The requirement that the notes outstanding at September 3, 2020 be settled through the delivery of Sponsor Shares was replaced by the agreement that such notes, as well as an additional $273,640 of loans advanced by the Sponsor, be settled by (i) the issuance by Alberton of ordinary shares valued at the Conversion Loan Valuation Price, which is ten (10) times the average trading price of the Alberton Rights during a period of twenty-five (25) trading days ending on the second trading day prior to mailing of the final Proxy Statement to Alberton’s shareholders in connection with the Special Meeting, in payment of 50% of the loans and, pursuant to an agreement with the noteholders, agreeing to register those shares and (ii) cash payment of the other 50%. The total principal amount of these notes is $3,102,440, of which notes in the principal amount of $1,353,640 are payable to the Sponsor. Pursuant to agreements with the noteholders, Alberton agreed to register the ordinary shares issued to the noteholders. In the event that the registration statement covering the shares issued upon conversion of 50% of the principal amount of such notes (the “Conversion Shares”) has not been declared effective by the SEC within 15 business days after the Closing (other than as a result of the failure of noteholder to provide required information), the Conversion Shares shall be automatically forfeited with no action to be taken by the Alberton or the noteholder and Alberton shall, within ten business days of such forfeiture, pay the 50% of the note with respect to which the shares were issued.

●	800,000 Sponsor Shares will be canceled.

●	All outstanding private warrants, each exercisable for one-half of one Alberton ordinary shares (or Purchaser Common Stock following Redomestication), including all rights to receive additional private warrants which may be issued upon conversion of any notes or other advances made to Alberton, shall be cancelled, and Alberton shall issue to the holder of the private warrants (including any right to receive additional private warrants) a total of 44,467 Alberton ordinary shares.

●	Pursuant to loan agreements with the Sponsor, SolarMax had made loans to the Sponsor for payment of obligations of Alberton of $528,602.62 and agreed to make additional advances of up to $1,031.43. These loans will be satisfied by a portion of the 800,000 shares being delivered for cancellation. The loans from the Sponsor to Alberton are being treated as contributions to capital and not as a loan.

●	The provision of the Merger Agreement that provide that, to the extent that Extension Loans made by SolarMax exceed the amount which SolarMax initially agreed to advance to Alberton ($360,000) was amended and the Sponsor’s obligation to deliver Sponsor Shares with respect to such excess advances, shall be satisfied by the delivery of a portion of the 800,000 ordinary shares being delivered for cancellation.

●	The Sponsor agreed to provide up to $100,000 to provide Alberton with funds to pay its obligations. Such funds will be treated as a contribution to capital and not as a loan.

●	The Company agrees that a $50,000 obligation which the Sponsor had agreed to pay to the Company’s former chairman and chief executive officer, will be paid by the Company.

●	At the Closing, Alberton shall issue, under the Incentive Plan, to each of William Walter Young, Qing S. Huang and Peng Gao 30,000 shares of Common Stock as the compensation shares for their service as independent directors of Alberton until the Closing and to Citiking International Limited, a company organized under the laws of Hong Kong (“Citiking”), 200,000 shares pursuant to certain IR Agreement (defined below) between the Purchaser and Citiking, among which 50,000 shares shall vest immediately, 50,000 shares shall vest upon the first anniversary of the Closing, 50,000 shares shall vest on the second anniversary of the Closing and remaining 50,000 shares shall vest on the third anniversary of the Closing.

A copy of the Third Amendment is filed hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary of the terms of the Third Amendment is subject to, and qualified in its entirety by, such document.

In conjunction with the Third Amendment, Alberton has entered into the following agreements with various parties:

Note Conversion Agreements

On August 11, 2021, Alberton entered into certain note conversion agreements (the “Note Conversion Agreements”) with each of Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye”), Global Nature Investment Holdings Limited (“Global Nature”) and Qingdao Zhongxin Huirong Distressed Asset Disposal Co., Ltd. (“AMC Sino” and collectively with Hong Ye and Global Nature, the “Noteholders”). Pursuant to the terms of the Note Conversion Agreements, Alberton shall convert 50% of the balance (in the aggregated amount of $1,551,220) of respective note(s) (in the aggregated amount of $3,102,440) with each of the Noteholder into Ordinary Shares (the “Conversion Shares”), immediately prior to, but subject to the completion of the closing of the merger pursuant to the Merger Agreement, at a conversion price equal to ten (10) times the average trading price of the rights of Alberton, during a period of twenty-five (25) trading days ending on the second trading day prior to mailing of the final proxy statement/prospectus on Form S-4 (file number 333-251825) to Alberton’s shareholders in connection with the special meeting.

Pursuant to the terms of the Note Conversion Agreements, Alberton shall register the Conversion Shares on a registration statement on Form S-1, which will be filed as soon as possible following the filing of an amendment to its proxy statement including SolarMax’s consolidated financial statements for the six months ended June 30, 2021.

Copies of the Note Conversion Agreements by and between Alberton and each of Hong Ye, AMC Sino and Global Nature, are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the Note Conversion Agreements are subject to, and qualified in their entirety by, such documents.

Share Forfeiture Agreement

On August 11, 2021, Alberton entered into a certain share forfeiture agreement (the “Forfeiture Agreement”) with SolarMax and certain initial shareholders of Alberton including Hong Ye, Bin (Ben) Wang and Keqing (Kevin) Liu (collectively, the “Initial Shareholders”), pursuant to which the Initial Shareholders have agreed to forfeit an aggregate of 800,000 Ordinary Shares upon the closing of the merger pursuant to the terms of the Forfeiture Agreement and the Company shall pay Bin (Ben) Wang $50,000 immediately prior to the closing of the merger.

A copy of the Forfeiture Agreement is filed hereto as Exhibit 10.4. The foregoing summary of the terms of the Forfeiture Agreement is subject to, and qualified in its entirety by, such document.

Backstop and Private Placement

On August 11, 2021, Alberton entered into certain backstop agreements (collectively, the “Backstop Agreements”) with four backstop investors (collectively, the “Backstop Investors”), pursuant to which the Backstop Investors shall commit to purchase an aggregate of no less than $18 million of Ordinary Shares in open market or private transactions from time to time, or from holders of public shares of Alberton who have exercised their redemption rights pursuant to Alberton’s organization documents, pursuant to the terms of the Backstop Agreements.

On August 11, 2021, Alberton also entered into certain stock purchase agreement (the “PIPE SPA”) with JSDC Investment LLC (the “PIPE Investor”) who is a minority existing shareholder of SolarMax, pursuant to which the PIPE Investor shall purchase Ordinary Shares of Alberton at the amount equal to (i) $6 million divided by (ii) a price per share equal to the price at which each share of the Company is redeemed pursuant to the redemption by the Company of its public shareholders in connection with the Merger.

Copies of the form of the Backstop Agreements and the PIPE SPA are filed hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the Backstop Agreements and the PIPE SPA are subject to, and qualified in their entirety by, such documents.

Investor Relations Consulting Agreement

On August 11, 2021, Alberton entered into a certain letter agreement (the “IR Agreement”) with Citiking, pursuant to which Citiking shall render investor relations services to Alberton and to generally act as its investor relations consultant for the Asian market pursuant to the terms of the IR Agreement. Under the terms of the IR Agreement, Alberton has agreed to issue an aggregate of 200,000 Ordinary Shares or Common Stock to Citiking as consideration for its services, subject to certain vesting provisions described in the IR Agreement.

A copy of the IR Agreement is filed hereto as Exhibit 10.7 and is incorporated herein by reference. The foregoing summary of the terms of the IR Agreement is subject to, and qualified in its entirety by, such document.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Exhibits Number
2.1	Third Amendment to Agreement and Plan of Merger dated August 11, 2021
10.1	Note Conversion Agreement dated August 11, 2021, by and between Alberton and Hong Ye
10.2	Note Conversion Agreement dated August 11, 2021, by and between Alberton and AMC Sino
10.3	Note Conversion Agreement dated August 11, 2021, by and between Alberton and Global Nature
10.4	Forfeiture Agreement dated August 11, 2021, by and among Alberton, SolarMax and the Initial Shareholders
10.5	Form of Backstop Agreement
10.6	Stock Purchase Agreement dated August 11, 2021, by and between Alberton and the PIPE investor
10.7	Letter Agreement dated August 11, 2021, by and between Alberton and Citiking

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2021

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer